UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2010

BROOKLYN FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, NY	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (718) 855-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Brooklyn Federal Bancorp, Inc. Form 8-K originally filed with the Securities and Exchange Commission on January 7, 2010 regarding a change in Registrant’s certifying accountant.

Item 4.01.     Changes in Registrant’s Certifying Accountant

On January 6, 2010, Brooklyn Federal Bancorp, Inc. (the “Company”) informed ParenteBeard LLC (“ParenteBeard”) that it has been dismissed as the Company’s independent registered public accounting firm effective on January 6, 2010 immediately after the filing of the Company’s Annual Report on Form 10-K.  On January 7, 2010, Grant Thornton LLP (“Grant Thornton”) was engaged as the Company’s independent registered public accounting firm.  The dismissal of ParenteBeard as the Company’s independent registered public accounting firm and the engagement of Grant Thornton as the new independent registered public accounting firm were both approved by the Audit Committee of the Company’s Board of Directors.  On October 1, 2009, ParenteBeard was engaged by the Company as its independent registered accounting firm after the combination of ParenteBeard with the Company’s prior independent registered accounting firm, Beard Miller Company LLP (“Beard Miller”).

Prior to engaging Grant Thornton, the Company did not consult with Grant Thornton regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Grant Thornton on the Company’s financial statements, and Grant Thornton did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

For the fiscal years ended September 30, 2009 and September 30, 2008 and from October 1, 2009 through January 6, 2010, there were no disagreements with ParenteBeard or Beard Miller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard or Beard Miller, would have caused it to make reference to such disagreement in its reports.  In addition, there were no “reportable events” as such term is described in Item 304(a)(1)(iv) of Regulation S−K.

The reports of ParenteBeard and Beard Miller on the Company’s financial statements for the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided ParenteBeard with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission and requested that ParenteBeard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated January 11, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K/A.

Item 9.01.     Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

16.1	Letter of Concurrence from ParenteBeard regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN FEDERAL BANCORP, INC.

DATE: January 11, 2010	By:	/s/ Ralph Walther
Ralph Walther
Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.	Description

16.1	Letter of Concurrence from ParenteBeard regarding change in certifying accountant